EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                     RIG STATUS REPORT AS OF AUGUST 2, 2004


    RIG NAME                           WD         DESIGN                     LOCATION             STATUS*              OPERATOR
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                          3,500'     Victory Class                  GOM               Contracted             SDC/Pogo
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star                           5,500'     Victory Class                  GOM               Contracted            Kerr-McGee
------------------------------------------------------------------------------------------------------------------------------------
Ocean America                        5,500'     Ocean Odyssey                  GOM               Contracted             Mariner
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                        5,500'     Ocean Odyssey                  GOM               Contracted               ENI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                        5,500'     Victory Class                  GOM                  Idle                  DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                     7,500'     DP Aker H-3.2                  GOM               Contracted                BP
                                                Modified
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                        2,200'     F&G SS-2000                    GOM                  Idle                  DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                      2,200'     F&G SS-2000                    GOM               Contracted        Walter Oil & Gas
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                       2,200'     F&G SS-2000                    GOM               Contracted               LLOG
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                        200'      Mat Cantilever                 GOM               Contracted         Walter Oil & Gas
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                           200'      Mat Cantilever                 GOM               Contracted             ADTI/CMI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                        250'      Mat Slot                       GOM                  Idle                  DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                        250'      Independent Leg                GOM               Contracted            Kerr-McGee
                                                Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                         300'      Independent Leg                GOM               Contracted               LLOG
                                                Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                            300'      Independent Leg                GOM               Contracted     Houston Exploration
                                                Cantilever
-----------------------------------------------------------------------------------------------------------------------------------
Ocean King                            300'      Independent Leg                GOM               Contracted            SDC/Devon
                                                Cantilever
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                          300'      Independent Leg                GOM               Contracted            Spinnaker
                                                Cantilever
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                          300'      Independent Leg                GOM               Contracted               LLOG
                                                Cantilever
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                         300'      Independent Leg                GOM               Contracted            Kerr-McGee
                                                Cantilever
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                           350'      Independent Leg                GOM               Contracted           Stone Energy
                                                Cantilever
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                           350'      Independent Leg                GOM               Contracted          EOG Resources
                                                Cantilever
-----------------------------------------------------------------------------------------------------------------------------------


                                    1

-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLE17)
-----------------------------------------------------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                     1,100'     Bethlehem SS-2000              GOM               Contracted              PEMEX
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington                    1,500'     Aker H-3                       GOM               Contracted              PEMEX
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                         3,500'     F&G 9500 Enhanced              GOM               Contracted              PEMEX
                                                Pacesetter
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown                       2,850'     F&G SS-2000                    GOM               Contracted              PEMEX
-----------------------------------------------------------------------------------------------------------------------------------

AFRICA
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                          1,200'     Aker H-3                      Gabon              Contracted           Vaalco/SASOL
-----------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                       1,500'     Earl & Wright Sedco         North Sea            Contracted              Shell
                                                711 Series
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess                       1,500'     Aker H-3                    North Sea            Contracted             Talisman
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard                       1,500'     Bingo 3000                  North Sea            Contracted             Talisman
-----------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                         1,500'     Victory Class              New Zealand           Contracted               NZOP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot                        1,500'     Bingo 3000                  Under tow         Mobe to Australia           DODI
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                          1,640'     Korkut                      Australia            Contracted              Santos
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General                        1,640'     Korkut                       Vietnam             Contracted              PVE&P
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                       7,000'     Victory Class               Indonesia            Contracted              Unocal
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                          7,000'     Victory Class               Malaysia             Contracted              Murphy
-----------------------------------------------------------------------------------------------------------------------------------


                                    2

BRAZIL
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                          3,300'     DP DYVI Super Yatzy          Brazil              Contracted            Petrobras
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                         3,500'     Aker H-3                     Brazil              Contracted            Petrobras
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                       5,000'     Alliance Class               Brazil              Contracted            Petrobras
-----------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                        7,500'     DP Fluor/Mitsubishi          Brazil              Contracted            Petrobras
-----------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                       250'      Independent Leg             Indonesia            Contracted           Amerada Hess
                                                Cantilever
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                        300'      Independent Leg              Ecuador             Contracted           Noble Energy
                                                Cantilever
-----------------------------------------------------------------------------------------------------------------------------------

COLD STACKED (4)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                       600'      Aker H-3                    S. Africa           Cold Stacked              DODI
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                       2,000'     Victory Class                  GOM              Cold Stacked              DODI
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                        3,200'     Victory Class                  GOM              Cold Stacked              DODI
-----------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                        1,500'     Korkut                         GOM              Cold Stacked              DODI
-----------------------------------------------------------------------------------------------------------------------------------

NOTES:
* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS;
HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE
TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico

                                       3


                             ** TABLE CONTINUED **


    RIG NAME                               CURRENT TERM                      DAYRATE (000S)                START DATE
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                                   one well                          high 30's                early July 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star                             second of three wells plus               low 60's                early June 2004
                                               option
------------------------------------------------------------------------------------------------------------------------------------
Ocean America                          second of three wells plus               mid 70's                  mid June 2004
                                               option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                        second of three wells plus                 high 50's                 late Dec. 2003
                                               option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                                     -                                 -                           -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                           five-year term                         170's                  early Jan. 2001
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                                     -                                 -                           -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                         one well plus option                    high 40's                late March 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                          one well extension plus                 low 40's                 late June 2004
                                                option
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                          one well plus option                     low 30's                 late July 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                             one well plus option                     low 30's                 late July 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                                    -                                 -                           -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                                one well                           low 30's                 late May 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                           one well plus option                     mid 30's                 mid July 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                              one well plus option                    high 30's                 late June 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean King                              one well plus option                     mid 30's                  mid May 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                                  one well                           mid 30's                early Aug. 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                           three wells plus option                   mid 30's                  mid May 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                                 one well                           mid 30's                 late June 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                              first of two wells plus                 mid 40's                 mid July 2004
                                               option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                             two wells plus option                   high 30's                 mid July 2004
------------------------------------------------------------------------------------------------------------------------------------

                                       1

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                         four year term work                     mid 50's                 late July 2003
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington                        four year term work                     low 60's                 late July 2003
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                             four year term work                    high 60's                 mid Aug. 2003
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown                           four year term work                     mid 40's                 late Oct. 2003
------------------------------------------------------------------------------------------------------------------------------------

AFRICA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                            three wells plus option                  high 40's                 early May 2004
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                                one year                          high 40's                late March 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess                          second of two wells plus                low 50's                 mid Feb. 2004
                                                option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard                                one well                           low 60's                 late June 2004
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                             one option declared                     low 70's                 mid July 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot                                     -                                 -                           -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                                Exeter/Mutineer                      mid 60's                  mid Jan. 2004
                                        development plus option
------------------------------------------------------------------------------------------------------------------------------------
Ocean General                          five completion options                   mid 50's                 mid June 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                             180 day option                         110's                  late April 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                           second of two firm wells                  high 110's               late July 2004
                                             plus options
------------------------------------------------------------------------------------------------------------------------------------

                                       2

BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                               700 day extension                      mid 70's                early Nov. 2003
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                              700 day extension                      mid 50's                early April 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                           four-year contract                       110's                  early Sept. 2000
------------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                             700 day extension                     low 100's                early Jan. 2003
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                         two wells plus two option               high 30's                early April 2004
                                                wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                          third of three wells                     mid 50's                 mid Feb. 2004
------------------------------------------------------------------------------------------------------------------------------------

COLD STACKED (4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                                   -                                 -                           -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                                    -                                 -                           -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                                     -                                 -                           -
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                                     -                                 -                           -
------------------------------------------------------------------------------------------------------------------------------------

NOTES:
* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS;
HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE
TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico

                                       3


                             ** TABLE CONTINUED **


    RIG NAME                           EST. END DATE            FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                            early Aug. 2004          One well plus option with Noble Energy in low 50's beginning early
                                                                Aug. and ending late Sept. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star                            mid Sept. 2004            220 day extension with Kerr-McGee in upper 70's beginning mid Sept.
                                                                2004 and ending late April 2005. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean America                          late Oct. 2004           Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                          early Oct. 2004          Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                                 -                 Two wells with W&T Offshore, the first in mid 40's beginning mid Aug with rate adjusting to mid 70's in late Sept. and contract ending in late Nov. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                       early Jan. 2006          Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                                 -                 Approximately 120 days maintenance beginning early June and ending early  Oct. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                         mid Aug. 2004           One well extension plus option with Walter in high 30's beginning mid Aug. and ending early Sept. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                       early August 2004          Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                         late Aug. 2004           Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                             mid Aug. 2004           Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                                -                 Reactivation from cold stack. Expected availability mid Aug. 2004.
                                                                Actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                         early Aug. 2004          One option well with Kerr-McGee in mid 30's beginning early Aug.
                                                                and ending early Sept. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                           mid Aug. 2004           Two wells plus option with LLOG in high 30's beginning mid Aug. and ending mid Nov. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                              mid Aug. 2004           Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean King                             early Aug. 2004          Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                           late Sept. 2004          Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                           early Aug. 2004          Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                          early Aug. 2004          Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                            early Oct. 2004          Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                            mid Sept. 2004           Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

                                       1

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                        mid Dec. 2007           Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington                      early Oct. 2006          Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                           late July 2007           Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown                          mid July 2007           Available.
------------------------------------------------------------------------------------------------------------------------------------

AFRICA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                            late Sept. 2004          Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                         late March 2005          Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess                         mid Aug. 2004            Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard                         early Oct. 2004          One well in Norway with ENI in low 140's beginning early Oct. 2004 and ending early Jan. 2005. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                            mid Aug. 2004           Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot                                 -                 Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                            late Feb. 2005           Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean General                           mid Oct. 2004           Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                         early Nov. 2004          Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                            early Sept. 2004         First option well declared by Murphy beginning early Sept. in lower
                                                                120's, and ending early Oct. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------


                                       2

BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                             mid Oct. 2005           Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                           mid March 2006           Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                        early Sept. 2004          Available.
------------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                         early March 2006          Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                        early Aug. 2004          Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                          mid Aug. 2004           Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

COLD STACKED (4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                               -                 Cold stacked Nov. '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                                -                 Cold stacked March '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                                 -                 Cold stacked March '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                                 -                 Cold stacked Dec. '02.
------------------------------------------------------------------------------------------------------------------------------------

NOTES:
* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS;
HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE
TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico

                                       3


                              ** TABLE COMPLETE **